                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                          American Classic Voyages Co.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                          AMERICAN CLASSIC VOYAGES CO.
                           TWO NORTH RIVERSIDE PLAZA
                                   SUITE 200
                            CHICAGO, ILLINOIS 60606
                                 (312) 258-1890
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                ON JUNE 27, 2001
                            ------------------------

TO: The stockholders of American Classic Voyages Co.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of American Classic Voyages Co. (the "Company") will be held at One North Franklin Street, Third Floor, Chicago, Illinois 60606, on Wednesday, June 27, 2001 at 10:00 A.M., Central Daylight Time, for the following purposes:

     1. To elect eleven (11) directors to serve one-year terms, commencing immediately upon their election, until their respective successors are duly elected and qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The board of directors has fixed the close of business on April 29, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. You are cordially invited to attend the meeting. Whether you plan to attend the meeting or not, we respectfully request that you fill in, date, sign and return the enclosed proxy at your earliest convenience in the enclosed return envelope.

                                          By Order of the Board of Directors

                                          /s/ Jordan B. Allen
                                          Jordan B. Allen
                                          Executive Vice President, General
                                          Counsel
                                          and Secretary
April 30, 2001

                            ------------------------
                                   IMPORTANT:

     PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE POSTPAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                          AMERICAN CLASSIC VOYAGES CO.

                           TWO NORTH RIVERSIDE PLAZA
                                   SUITE 200
                            CHICAGO, ILLINOIS 60606
                                 (312) 258-1890

                                ---------------

                                PROXY STATEMENT

                                ---------------

                                  INTRODUCTION

     This Proxy Statement is being mailed or otherwise furnished to stockholders of American Classic Voyages Co., a Delaware corporation (the "Company"), on or about April 30, 2001, in connection with the solicitation by the board of directors of the Company of proxies to be voted at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at One North Franklin Street, Third Floor, Chicago, Illinois 60606 at 10:00 A.M., Central Daylight Time, on Wednesday, June 27, 2001, and at any adjournment(s) thereof. Stockholders who, after reading this Proxy Statement, have any questions should contact Jordan B. Allen, Executive Vice President, General Counsel and Secretary of the Company, in Chicago, Illinois at (312) 258-1890.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the Annual Meeting, stockholders of the Company will consider and vote upon:

          (i) the election of eleven (11) directors of the Company who will serve one-year terms commencing immediately upon their election, until their respective successors are duly elected and qualified; and

          (ii) such other business as may properly come before the meeting or any adjournment(s) thereof.

                                ---------------

     The date of this Proxy Statement is April 30, 2001.

                               PROXY SOLICITATION

     The enclosed proxy is solicited by the board of directors of the Company. The cost of this proxy solicitation is anticipated to be nominal and will be borne by the Company, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the Company's common stock. The solicitation generally will be effected by mail and such cost will include the cost of preparing and mailing these proxy materials. In addition to the use of the mails, proxies also may be solicited by personal interview, telephone, facsimile, or other similar means. Although solicitation will be made primarily through the use of the mail, officers, directors or employees of the Company may solicit proxies personally or by the above-described means without additional remuneration for such activity.

                                 ANNUAL REPORTS

     Stockholders are concurrently being furnished with a copy of the Company's Annual Report for 2000 which contains the Company's audited financial statements at December 31, 2000. Additional copies of the Annual Report and of the Company's Annual Report on Form 10-K for the year ended December 31, 2000 as filed with the Securities and Exchange Commission (the "SEC") may be obtained by any stockholder by contacting Karen Brown, Investor Relations Coordinator of the Company, at Two North Riverside Plaza, Chicago, Illinois 60606, (312) 258-1890, and such copies will be furnished promptly at no additional expense.

                         VOTING SECURITIES AND PROXIES

     As of April 29, 2001, 21,050,308 shares of the Company's common stock, $.01 par value per share ("Common Stock"), were issued and outstanding. The Company's Common Stock is the only class of shares entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on April 29, 2001 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting and any adjournment(s) thereof. Each share outstanding on the Record Date entitles the holder thereof to one vote in each matter to be voted upon at the Annual Meeting. The holders of a majority of the Company's issued and outstanding Common Stock, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If, however, a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, whether present in person or represented by proxy, shall only have the power to adjourn the Annual Meeting until such time as a quorum is present or represented. At such time as a quorum is present or represented by proxy, the Annual Meeting will reconvene without notice to stockholders, other than an announcement at the prior adjournment of the Annual Meeting, unless the adjournment is for more than thirty (30) days or a new record date has been set.

     If a proxy in the form enclosed is duly executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the specifications made thereon by the stockholder. If no such specifications are made, such proxy will be voted: (i) for election of the Management Nominees (as hereinafter defined) for directors; and (ii) at the discretion of the Proxy Agents (as hereinafter defined) with respect to such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors. A proxy is revocable prior to its exercise by either a subsequently dated, properly executed proxy appointment or by a stockholder giving notice of revocation to the Company in writing. The mere presence at the Annual Meeting of a stockholder who appointed a proxy does not itself revoke the appointment.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

VOTING AND THE MANAGEMENT NOMINEES

     At the Annual Meeting, eleven (11) directors will be elected to serve one-year terms commencing immediately upon their election and will hold office until the next Annual Meeting or until their respective successors are duly elected and qualified. Management's nominees for the eleven (11) director positions to be filled by vote at the Annual Meeting are (the "Management Nominees"):

                   John R. Berry                      Jerry R. Jacob
                   Philip C. Calian                   Emanuel L. Rouvelas
                   Bradbury Dyer, III                 Mark Slezak
                   Laurence S. Geller                 Jeffrey N. Watanabe
                   Terence C. Golden                  Samuel Zell
                   Arthur A. Greenberg

     All of the Management Nominees are currently serving as directors of the Company. For information regarding the Management Nominees, see "Directors and Executive Officers of the Company" in this section. According to the Company's Second Amended and Restated By-laws, the number of directors of the Company shall be not less than two (2) and not more than thirteen (13). By resolution dated March 16, 2001, the board of directors determined that the number of directors shall be eleven (11). Each of the Management Nominees has consented to serve as a member of the board of directors if elected. However, if prior to the election of directors any of the Management Nominees becomes unavailable or unable to serve, the board of directors reserves the right to name a substitute nominee or nominees and the Proxy Agents expect to vote the proxies for the election of such substituted nominee(s).

     At the Annual Meeting, if a quorum is present, the vote by holders of a majority of the Company's Common Stock present in person or represented by proxy shall elect the directors. It is the present intention of Samuel Zell and Philip
C. Calian, who will serve as the Company's proxy agents at the Annual Meeting (the "Proxy Agents"), to vote the proxies which have been duly executed, dated and delivered and which have not been revoked in accordance with the instructions set forth thereon or, if no instruction has been given or indicated, to elect the Management Nominees as directors.

                      RECOMMENDATION OF BOARD OF DIRECTORS
                    WITH RESPECT TO THE MANAGEMENT NOMINEES:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE MANAGEMENT NOMINEES. IF A CHOICE IS SPECIFIED ON THE PROXY BY A STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE MANAGEMENT NOMINEES.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth as of April 29, 2001 the name, age, position and offices with the Company, present principal occupation or employment and material occupations and employment for the past five (5) years of each director and person who has been nominated for election as a director and each executive officer of the Company.

                                      PRINCIPAL POSITIONS WITH THE COMPANY;
                                      PRINCIPAL OCCUPATION OR EMPLOYMENT AND
NAME                            AGE   FIVE-YEAR EMPLOYMENT HISTORY
----                            ---   --------------------------------------
Philip C. Calian............    38    Director and Chief Executive Officer of the Company since
                                      February 1995; since January 2000, Director and Chief
                                      Executive Officer of AMCV Cruise Operations, Inc., a
                                      subsidiary created in January 2000 as the primary operating subsidiary of the Company; President of the Company from
                                      February 1995 until October 1999; Executive Vice President and Chief Operating Officer of the Company from December
                                      1994 until February 1995; Chairman of the Board of CFI
                                      Industries, Inc., a packaging company, from March 1995 until
                                      August 1996; and Co-Chairman and Chief Executive Officer of
                                      CFI Industries, Inc. from September 1994 until March 1995.

John R. Berry...............    61    Director of the Company since December 1999; Partner of
                                      Heidrick & Struggles, an executive search firm since 1995;
                                      and President and Chief Executive Officer of Holland America
                                      Line, a cruise line operator, from 1977 until 1982.

Bradbury Dyer, III..........    58    Director of the Company since December 1999; and General
                                      Partner of Paragon Associates, a private investment
                                      partnership, since May 1972.

Laurence S. Geller..........    53    Director of the Company since December 1999; Chief Executive
                                      Officer of Strategic Hotel Capital, L.L.C., a multinational ownership and asset management services organization for
                                      first-class and luxury lodging real estate, since May 1997;
                                      and Chairman of Geller & Co., a real estate, gaming, tourism and lodging industry advisory company, from 1989 to May
                                      1997.

                                      PRINCIPAL POSITIONS WITH THE COMPANY;
                                      PRINCIPAL OCCUPATION OR EMPLOYMENT AND
NAME                            AGE   FIVE-YEAR EMPLOYMENT HISTORY
----                            ---   --------------------------------------
Terence C. Golden...........    56    Director of the Company since March 2000; Chairman of Bailey
                                      Capital Corporation, a private investment company, since May
                                      2000; President and Chief Executive Officer of Host Marriott
                                      Corporation from 1995 until May 2000; and Director of Host
                                      Marriott Corporation, an owner and operator of lodging
                                      properties and airport and toll road food and merchandise
                                      concessions, since 1995.

Arthur A. Greenberg.........    60    Director of the Company since 1982; principal of Arthur A.
                                      Greenberg, C.P.A. since 1997; and Senior Tax Advisor of
                                      Equity Group Investments, Inc. ("Equity") from 1997 until
                                      1999; President of the accounting firm of Greenberg &
                                      Pociask, Ltd. from 1971 until 1997; and Executive Vice
                                      President of Equity from 1986 through 1996.

Jerry R. Jacob..............    67    Director of the Company since 1991 and a private investor;
                                      Chairman of the Board of Midway Airlines Corporation from
                                      August 1994 until February 1997; and Vice President of
                                      American Airlines, Inc. from 1974 until June 1993.

Emanuel L. Rouvelas.........    56    Director of the Company since June 1998; and senior partner of the law firm Preston Gates Ellis & Rouvelas Meeds LLP in
                                      Washington, D.C. since 1974.

Mark Slezak.................    42    Director of the Company since June 1998; Director, Chief
                                      Financial Officer and Treasurer of Lurie Investments, Inc.,
                                      a private investment management company, since March 1995;
                                      Vice President of EGIL Investments, Inc. since July 1997;
                                      Treasurer of EGIL Investments, Inc. since January 2000 and from July 1997 until June 1999; Vice President of Equity
                                      since January 1999; Treasurer of Equity since January 2000;
                                      Senior Vice President of Equity from January 1991 until
                                      January 1997; Treasurer of Equity from January 1990 until
                                      January 1996; and Director of Equity since August 1997.

Jeffrey N. Watanabe.........    58    Director of the Company since June 1998; partner and
                                      principal of the law firm Watanabe, Ing & Kawashima since
                                      1971; and Director of Hawaiian Electric Industries, Inc.,
                                      Hawaiian Electric Company, Inc., American Savings Bank,
                                      F.S.B., First Insurance Company of Hawaii, Ltd., Cheap
                                      Tickets, Inc. and Grace Pacific Corporation.

Samuel Zell.................    59    Chairman of the Board of the Company since August 1993;
                                      Director of the Company since 1980; previously Chairman of the Board of the Company from 1984 through 1988; Chairman of the Board of Equity Group Investments, L.L.C., Anixter
                                      International Inc., Capital Trust, Inc., Chart House
                                      Enterprises, Inc., Manufactured Home Communities, Inc., and
                                      Danielson Holding Corporation; and Chairman of the Board of
                                      Trustees of Equity Office Properties Trust and Equity
                                      Residential Properties Trust. See "Security Ownership of
                                      Certain Beneficial Owners" for a discussion of Mr. Zell's
                                      relationship with Equity.

                                      PRINCIPAL POSITIONS WITH THE COMPANY;
                                      PRINCIPAL OCCUPATION OR EMPLOYMENT AND
NAME                            AGE   FIVE-YEAR EMPLOYMENT HISTORY
----                            ---   --------------------------------------
Roderick K. McLeod..........    60    President and Chief Operating Officer of the Company since
                                      October 1999; Director, President and Chief Operating
                                      Officer of AMCV Cruise Operations, Inc. since January 2000;
                                      Executive Vice President of the Company from February 1999 until October 1999; Senior Vice President -- Marketing of
                                      Carnival Corporation, a holding company for various cruise lines, from July 1997 through February 1999; Executive Vice
                                      President of Sales, Marketing and Passenger Services of
                                      Royal Caribbean Cruises Ltd. from January 1972 through
                                      August 1986 and October 1988 through June 1996; and
                                      President and Chief Operating Officer of Norwegian Cruise
                                      Line from August 1986 through October 1988.

Jordan B. Allen.............    38    Executive Vice President of the Company since January 1998;
                                      Director and Executive Vice President of AMCV Cruise
                                      Operations, Inc. since January 2000; Senior Vice President of the Company from June 1995 until January 1998; Vice
                                      President of the Company from August 1993 until June 1995;
                                      General Counsel of the Company since August 1993; Secretary of the Company since February 1997; and a member of
                                      Rosenberg & Liebentritt, P.C. from September 1990 until
                                      December 1996.

Todd D. Allen...............    43    Senior Vice President -- Corporate Development of the
                                      Company since May 1998; independent consultant to the
                                      Company from October 1997 until April 1998; and principal at
                                      Mercer Management Consulting, Inc. from January 1990 until
                                      September 1997.

Townsend E. Carman..........    62    Senior Vice President -- Marine Operations of AMCV Cruise
                                      Operations, Inc. since January 2000; Executive Vice
                                      President -- Honolulu Operations of Great Hawaiian Cruise
                                      Lines, Inc., ("American Hawaii"), previously the Company's primary operating subsidiary for American Hawaii Cruises,
                                      from September 1998 until January 2000; Senior Vice
                                      President -- Marine Operations of American Hawaii from March
                                      1997 until September 1998; Vice President -- Marine
                                      Operations of The Delta Queen Steamboat Co. ("Delta Queen"),
                                      previously the Company's primary operating subsidiary for
                                      the Delta Queen line, from September 1989 until January
                                      1995; and Senior Project Manager of Guido Perla &
                                      Associates, a naval architect firm, from February 1995 until
                                      April 1996 and from September 1996 until March 1997.

Heinz Niedermaier...........    58    Senior Vice President -- Hotel Operations-Hawaii of AMCV
                                      Cruise Operations, Inc. since January 2000; Vice
                                      President -- Hotel Operations of Royal Caribbean Cruises,
                                      Ltd. from 1991 until January 1999; and Vice
                                      President -- Food and Beverage of Royal Caribbean Cruises,
                                      Ltd. from 1986 until 1991.

Jon R. Rusten...............    49    President and Director of Ocean Development Co., a
                                      subsidiary of the Company created in 1998 to manage the
                                      construction of new vessels, since August 1998; Director of
                                      Development and Newbuildings of Disney Cruise Line from 1994 until 1998; and Superintendent/Vice President of
                                      Projects -- Newbuildings Department of Kloster Cruise
                                      Limited, owner/operator of Norwegian Cruise Line, Royal
                                      Viking Line and Royal Cruise Line, from 1987 until 1994.

                                      PRINCIPAL POSITIONS WITH THE COMPANY;
                                      PRINCIPAL OCCUPATION OR EMPLOYMENT AND
NAME                            AGE   FIVE-YEAR EMPLOYMENT HISTORY
----                            ---   --------------------------------------
David Simmons...............    44    Senior Vice President -- DQ Hotel Operations of AMCV Cruise
                                      Operations, Inc. since January 2000; Senior Vice
                                      President -- Hotel Operations of Delta Queen from October
                                      1998 until January 2000; Vice President -- Hotel Operations of Delta Queen from October 1996 until October 1998; and
                                      Regional Director, far west division, of Bristol Hotels from
                                      January 1995 until May 1996.

Randall L. Talcott..........    40    Vice President -- Finance and Treasurer of the Company since
                                      October 1998; Vice President and Treasurer of AMCV Cruise
                                      Operations, Inc. since January 2000; and Treasurer of ANTEC
                                      Corporation from July 1994 through September 1998.

BOARD COMMITTEES AND BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     During 2000, the Company's board of directors held four (4) meetings. All directors were present for at least 75% of the meetings of the board and its committees they were eligible to attend. In addition, the board of directors took three (3) actions by unanimous written consent during 2000.

     The board of directors has an Executive Committee which consisted of Messrs. Calian and Zell during 2000. The Executive Committee possesses and may exercise the full and complete authority of the board of directors in the management and business affairs of the Company during the intervals between the meetings of the board of directors. All actions by the Executive Committee are reported to the board of directors at its next meeting and such actions are subject to revision and alteration by the board of directors, provided that no rights of third persons can be prejudicially affected by the subsequent action of the board of directors. Vacancies on the Executive Committee are filled by the board of directors. However, during the temporary absence of a member of the Executive Committee, due to illness or inability to attend a meeting for other cause, the remaining member(s) of the Executive Committee may appoint a member of the board of directors to act in the place, and with all the authority, of such absent member. The Executive Committee did not hold any meetings in 2000.

     The Company has an Audit Committee which consisted of Messrs. Jacob, Sullivan and Greenberg from January until September 15 and Messrs. Greenberg, Golden and Sullivan from September 15 through December. Mr. Joseph P. Sullivan, a member of the board of directors since 1997, resigned from the board in January 2001. Mr. Jacob was reappointed to the Audit Committee, assuming Mr. Sullivan's position, following Mr. Sullivan's resignation. The Audit Committee has the power to (i) recommend to the board of directors the independent certified public accountants to be selected to serve the Company, (ii) review with the independent certified public accountants the planned scope and results of the annual audit, their reports and recommendations, (iii) review with the independent certified public accountants matters relating to the Company's system of internal controls, and (iv) review all transactions between the Company and related parties. The Audit Committee held six (6) meetings in 2000. Each member of the Audit Committee is "independent" within the definition of independent under the Nasdaq Stock Market, Inc. listing standards.

     The Company has a Compensation Committee which consisted of Messrs. Zell, Slezak and Jacob from January until September 15 and Messrs. Zell, Slezak and Berry from September 15 through December. The Compensation Committee exercises certain powers of the board of directors in connection with compensation matters, including incentive compensation and benefit plans. The Compensation Committee did not hold any meetings in 2000, but did approve various actions by unanimous written consents in lieu of a meeting.

                             EXECUTIVE COMPENSATION

GENERAL

     The following table sets forth all compensation awarded to, earned by, or paid to the Chief Executive Officer during 2000 and to those persons who were, at December 31, 2000, the other four most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                                                  --------------------------------
                                          ANNUAL COMPENSATION       RESTRICTED        SECURITIES       ALL OTHER
                                         ---------------------        STOCK           UNDERLYING      COMPENSATION
 NAME AND PRINCIPAL POSITION     YEAR    SALARY($)    BONUS($)      AWARDS($)         OPTIONS(#)        ($) (1)
 ---------------------------     ----    ---------    --------      ----------        ----------      ------------
Philip C. Calian                 2000     253,760     195,000               0                0           10,670
  Chief Executive Officer        1999     253,422     133,224               0          100,000           11,468
                                 1998     243,654           0               0          500,000            6,400

Roderick K. McLeod               2000     310,000     210,000               0                0            2,265
  President and Chief            1999     256,346     210,000       1,397,364(2)       400,000               --
  Operating Officer              1998          --          --              --               --               --

Jordan B. Allen                  2000     202,800     135,000               0                0            9,563
  Exec. VP and General           1999     202,530      73,515               0           50,000           10,451
  Counsel                        1998     194,230           0               0          312,500            6,400

Todd D. Allen                    2000     185,400      85,597               0                0            9,304
  Sr. VP -- Corporate            1999     180,000      65,250               0           10,000            5,400
  Development                    1998     110,000      15,000               0           90,000               --

Russell Varvel(3)                2000     205,868      82,427               0                0            9,967
  VP -- Marketing of AMCV        1999     199,800      72,428               0            5,000           10,396
  Cruise Operations, Inc.        1998     188,392           0               0           19,000            6,400

---------------
(1) Reflects amounts paid under the Advantage Savings Retirement Plan, a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), for both the discretionary profit-sharing component and matching contribution.

(2) Reflects 72,122 shares of restricted stock granted during 1999. Of these shares, 36,060 have vested and the balance will vest in equal portions on July 1, 2001 and 2002. Issuance and sale of these shares is restricted prior to the first to occur of Mr. McLeod's retirement or a business combination involving the Company. Dividends will be paid with respect to these shares if dividends are paid by the Company. The value of these shares at December 31, 2000 was $1,009,708, based on the closing price of the Company's Common Stock on such date of $14.00 per share.

(3) Mr. Varvel resigned his positions with the Company and its subsidiaries in February 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

     During 2000, the Company did not grant any options to the executive officers named in the Summary Compensation Table above.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                             VALUE OF UNEXERCISED
                                                                 NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS
                              SHARES ACQUIRED       VALUE        OPTIONS AT FY-END(#)            AT FY-END($)
NAME                          ON EXERCISE(#)     REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                          ---------------    -----------   -------------------------   -------------------------
Philip C. Calian..........             0                0           683,846/233,334               1,231,545/0
Roderick K. McLeod........             0                0            80,000/320,000                       0/0
Jordan B. Allen...........             0                0           288,000/141,667                 227,402/0
Todd D. Allen.............             0                0             63,333/36,667                       0/0
Russell Varvel............         4,000           72,500              49,000/9,667                 120,084/0

                           COMPENSATION OF DIRECTORS

     The Company pays the non-employee members of its board of directors a certain number of stock units as an annual retainer. Each stock unit is convertible into one share of the Company's Common Stock at a time determined in advance by each director. As set forth in the Company's 1992 Stock Option Plan, as amended, and the Company's 1999 Stock Option Plan, on an annual basis, non-employee directors receive stock units with a market value equal to $30,000, based on the average closing price of the Company's Common Stock for the five
(5) trading days preceding the grant date. One-quarter (1/4) of such stock units vest on the first day of each calendar quarter.

     In March 2001, the board of directors (with Mr. Zell recusing himself) approved the additional payment by the Company to the non-executive Chairman of the Board of annual compensation equal to $75,000 commencing in the 2001 calendar year. This amount is payable, at the election of the Chairman, in the form of cash or in the form of stock units currently used to compensate directors of the Company and is inclusive of all fees for services provided to the Company by the non-executive Chairman and any expenses incurred by the non-executive Chairman. For 2001, Mr. Zell has elected to receive such compensation, which is paid quarterly, in the form of cash.

                    EMPLOYMENT AGREEMENTS AND TERMINATION OF
                 EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     In February 1999, the Company entered into an employment agreement with Mr. McLeod which provides for his employment through February 2, 2006 subject to earlier termination. The agreement provides for an annual salary of $310,000, subject to annual salary review, and participation in the Company's bonus plan, such bonus to be not less than $200,000 for the first two years of the agreement. In addition, under the agreement, Mr. McLeod received restricted shares of the Company's Common Stock and options to purchase the Company's Common Stock and may participate in benefit plans provided to other executive officers. The issuance and sale of the restricted shares is restricted prior to Mr. McLeod's retirement from the Company, and the options vest in five annual installments beginning one year after the initial grant date. If Mr. McLeod's employment is terminated by the Company for "cause" prior to the expiration of the agreement, any restricted shares and options issued under the agreement, whether or not vested, shall immediately be returned to the Company. In the event of a business combination involving the Company, all restricted shares and options granted and not yet vested will vest. The agreement also contains certain confidentiality and non-compete provisions.

     Effective January 28, 2000, J. Scott Young, formerly Executive Vice President -- Operations of the Company, resigned his positions with the Company and its subsidiaries. The Company entered into a separation agreement with Mr. Young under which he was eligible to receive his base salary for a period of twelve months. The agreement also contains certain restrictions and requirements in connection with the sale of shares of Common Stock owned by Mr. Young.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000, the members of the Compensation Committee of the board of directors included Messrs. Zell, Slezak, Jacob and Berry. Please see Certain Relationships and Related Transactions for a description of certain payments made by the Company to entities affiliated with Mr. Zell.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

THE COMMITTEE

     The Compensation Committee of the Company's board of directors is responsible for recommending to the board of directors the Company's compensation policy for named executive officers. In addition, the Compensation Committee is responsible for the administration of the Company's stock option plans. In 2000, the Compensation Committee consisted of Messrs. Zell, Slezak and Jacob from January until September 15 and Messrs. Zell, Slezak and Berry from September 15 through December.

THE COMPANY'S COMPENSATION STRUCTURE

     The Company strives to pay base salaries and bonuses that are both competitive and will attract and retain highly qualified personnel. In addition, through grants of stock-based incentives, the Company provides meaningful incentives intended to reward both individual and corporate performance as well as linking its executive officers' interests with those of the Company's stockholders.

     Based on the Company's financial performance, an executive's departmental performance and his subjective determination, the Chief Executive Officer recommends to the Compensation Committee the amount of total compensation payable to named executive officers for each fiscal year. The Committee undertakes subjective review of these recommendations in light of the various factors discussed below.

     To the extent consistent with its compensation policy, it is the Company's intent to structure its compensation in a manner which will comply with the limitations imposed by the Omnibus Budget Reconciliation Act of 1993 regarding the deductibility of executive compensation under Section 162(m) of the Code.

BASE SALARIES AND BONUSES

     The Company believes it has adopted a competitive salary and bonus structure for its executive officers based on a review of local and national peer group salary surveys. Base salaries for executive officers are reviewed annually and are designed to be competitive with other well-managed companies in the travel, leisure and entertainment industry, as adjusted by sales volume and profitability. This group includes, but is not limited to, the companies contained in the Peer Group Index selected by the Company for purposes of the Performance Graph set forth below. Annual increases are based, in part, on an executive officer's responsibilities, performance evaluations and expected future contributions. Factors considered in evaluating the performance of an executive officer include the achievement of pre-established quantitative goals that are specific to an individual's and the Company's performance.

     Incentive compensation, in the form of annual bonuses, is closely tied to the Company's financial performance and an individual's performance. This form of compensation, available to the Company's managers, including its executive officers, is structured in a manner that is intended to encourage continued profitability and enhance stockholder value. The Company has two bonus plans, the Performance Management Objectives Bonus Plan and the Executive Bonus Plan, which are available to employees based on their position within the Company. Under these bonus plans, each participant receives an annual review to determine what, if any, bonus should be paid, and awards are based on the Company's and the participant's departmental performance during the year as compared to financial and other objectives approved by the board of directors. For 2000, the Company achieved certain stated financial operational objectives to qualify executive officers for bonus payments and, accordingly, bonus payments were made to executive officers for the year.

LONG-TERM COMPENSATION

     The Compensation Committee believes that while bonus programs provide rewards for positive short-term individual and corporate performance, the interests of stockholders are best served by giving executive officers the opportunity to participate in the appreciation of the Company's Common Stock through the granting of stock-based incentives. The Company has two stock option plans, the 1992 Stock Option Plan and the 1999 Stock Option Plan. Based upon the Chief Executive Officer's recommendation, the Compensation Committee determines those officers to whom, and the time or times at which, stock options will be awarded as well as the number of shares. The number of shares granted to an individual is based upon established guidelines relating to the recipient's position, salary and the Company's Common Stock price. During 2000, the Company did not grant any stock options to its executive officers.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Compensation Committee believes that the compensation of the Company's Chief Executive Officer should be both competitive and based on Company performance. For 2000, Mr. Calian was paid a salary of $253,760 and was paid a bonus of $195,000 since the Company achieved certain stated financial and operational objectives set by the board of directors. The Compensation Committee believes that Mr. Calian's salary and bonus are less than those of chief executive officers at companies of similar size in the travel industry, but that given his previous stock option grants, Mr. Calian's total compensation package is on market terms.

                                          Respectively submitted,

                                          Samuel Zell
                                          Mark Slezak
                                          John R. Berry

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Company's board of directors has reviewed the Company's audited consolidated financial statements and discussed such statements with management and KPMG L.L.P., the Company's independent accountants during the 2000 fiscal year. The Audit Committee has discussed with KPMG L.L.P. the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU sec.380).

     The Audit Committee received from KPMG L.L.P. the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG L.L.P. that firm's independence. Based on the review and discussions noted above, the Audit Committee recommended to the board of directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and be filed with the SEC.

     The Board adopted a written charter for the Audit Committee on June 10, 2000 and amended and restated the charter on March 16, 2001. The amended and restated charter is attached to this Proxy Statement as Appendix A.

                                          Respectively submitted,

                                          Arthur A. Greenberg
                                          Terence C. Golden
                                          Jerry R. Jacob

AUDIT FEES

     The aggregate fees and expenses billed (or expected to be billed) for professional services rendered by the independent auditors for the audit of the Company's financial statements for 2000 and the reviews by the independent auditors of the financial statements included in the Company's Forms 10-Q for 2000 were $192,259.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed for professional services rendered by the independent auditors for 2000 with respect to operating or supervising the operation of the Company's information system or managing the Company's local network area or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

ALL OTHER FEES

     The aggregate fees billed (or expected to be billed) for services rendered by the independent auditors to the Company for 2000 and not otherwise described under AUDIT FEES and FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES were $83,266.

     The Audit Committee has determined that the independent auditors' provision of the non-audit services described above is compatible with maintaining the independent auditors' independence.

                               PERFORMANCE GRAPH

     Below is a graph comparing total stockholder return on the Company's Common Stock, from December 31, 1995 through 2000, with a peer group comprising eleven (11) entertainment and leisure companies and a published industry index, the S&P 500, as required by the rules of the SEC.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
        ASSUMES INITIAL INVESTMENT OF $100 AND REINVESTMENT OF DIVIDENDS

                              [PERFORMANCE CHART]

              ---------------------------------------------------------------------------------------------------
                  Description                        1995      1996      1997      1998      1999      2000
              ---------------------------------------------------------------------------------------------------
                  American Classic Voyage Co.       $100.00   $120.69   $166.67   $162.07   $321.84   $128.74
              ---------------------------------------------------------------------------------------------------
                  S&P 500                           $100.00   $122.96   $163.98   $210.84   $255.22   $231.98
              ---------------------------------------------------------------------------------------------------
                  Peer Group                        $100.00   $106.14   $147.17   $172.37   $193.85   $164.67
              ---------------------------------------------------------------------------------------------------

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of its Common Stock, to file reports of ownership and changes of ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     The Company believes that, for 2000, all applicable filing requirements of the Company's officers and directors were complied with, except that a Form 4 for six transactions in March 2000 by Scott Young, a former officer, was filed late on April 13, 2000.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of April 29, 2001, except as noted, certain information with respect to each person or entity who is known by the management of the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock:

                                                                     AMOUNT AND NATURE
                                                                       OF BENEFICIAL
     NAME AND ADDRESS OF BENEFICIAL OWNER                              OWNERSHIP(1)         PERCENT OF CLASS
     ------------------------------------                            -----------------      ----------------
Samuel Zell and Entities Controlled by Samuel
  Zell:(2)
  EGI Holdings, Inc............................    3,641,873(2)(3)
  Samstock, L.L.C..............................       52,500(4)
  Samuel Zell..................................      128,300(4)
                                                 -----------
                                                   3,822,673
Two N. Riverside Plaza, Suite 600
Chicago, IL 60606

Ann Lurie and Entities Controlled by Ann
  Lurie:(2)
  EGIL Investments, Inc........................    3,641,874(2)(5)
  Anda Partnership.............................       52,500(6)
  Ann Lurie Revocable Trust....................       13,500(6)
                                                 -----------
                                                   3,707,874
Two N. Riverside Plaza, Suite 1500..........................             7,530,547               35.6%
Chicago, IL 60606

Wallace R. Weitz & Company..................................             3,258,400(7)            15.5%
1125 S. 103rd Street, Suite 600
Omaha, NE 68124-6008

J.P. Morgan Chase & Co......................................             2,385,483(8)            11.3%
270 Park Avenue
New York, NY 10017

Capital Research and Management Company.....................             1,988,280(9)             9.2%
333 Hope Street
Los Angeles, CA 90071

Kern Capital Management LLC.................................             1,491,150(10)            7.1%
114 W. 47th Street, Suite 1926
New York, NY 10036

Credit Suisse Asset Management, LLC.........................             1,073,848(11)            5.1%
466 Lexington Avenue
New York, NY 10017

---------------
 (1) The number of shares of the Company's Common Stock indicated as beneficially owned is reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.

 (2) Each of the referenced entities or individuals is the beneficial owner of the shares of Common Stock shown next to their name. EGI Holdings, Inc. ("Holdings") and EGIL Investments, Inc. ("Investments") are both Illinois corporations and wholly owned by Equity Group Investments, Inc., an Illinois corporation ("Equity"). The stockholders of Equity are trusts created for the benefit of Samuel Zell and his family and Ann Lurie and her family. One of the co-trustees of certain of the trusts created for the benefit of Mrs. Lurie and her family is Mark Slezak.

     Under a stockholders' agreement dated December 31, 1999 among certain trusts created for the benefit of Mr. Zell and his family (the "Zell Trusts") and Mrs. Lurie and her family (the "Lurie Trusts"), the

     Zell Trusts have the power to vote and to dispose of the shares beneficially owned by Holdings and the Lurie Trusts have the power to vote and to dispose of the shares beneficially owned by Investments.

     Mr. Zell disclaims beneficial ownership of 3,641,874 shares beneficially owned by Investments. Mrs. Lurie disclaims beneficial ownership of 3,641,873 shares beneficially owned by Holdings.

 (3) 3,603,000 of the shares owned by Holdings are held at four financial institutions as collateral for loans. Under the various loan agreements, the institutions cannot vote or exercise any ownership rights relating to the pledged shares unless there is an event of default.

 (4) Samstock, L.L.C. is a Delaware limited liability company and wholly owned by SZ Investments, L.L.C., a Delaware limited liability company. The sole managing member of SZ Investments, L.L.C. is a corporation whose sole stockholder is a trust of which Mr. Zell and members of his family are beneficiaries; the non-managing members are two partnerships whose partners are trusts created for the benefit of Mr. Zell and members of his family.

     The above chart includes 8,300 stock units beneficially owned by Mr. Zell which convert to 8,300 shares of Common Stock at a time determined by Mr. Zell at the time of the grant. The chart also includes options to purchase 120,000 shares of Common Stock beneficially owned by Mr. Zell which are currently exercisable or exercisable within 60 days of the date of this table.

 (5) 1,000,000 of the shares owned by Investments are held at a financial institution as collateral for a loan. Under the loan agreement, the institution cannot vote or exercise any ownership rights relating to the pledged shares unless there is an event of default.

 (6) Anda Partnership is an Illinois general partnership whose partners are trusts created for the benefit of Mrs. Lurie and her family of which Mrs. Lurie and Mr. Slezak are co-trustees. Mrs. Lurie is the trustee and beneficiary of the Ann Lurie Revocable Trust.

 (7) As of December 31, 2000, according to a Schedule 13G dated February 2, 2001 filed with the SEC by Wallace R. Weitz & Company ("Weitz & Company") and Wallace R. Weitz, President and primary owner of Weitz & Company. Weitz & Company, a Nebraska corporation and registered investment advisor, has sole voting and dispositive power with respect to the Common Stock reported herein. Weitz & Company and Mr. Weitz disclaim beneficial ownership of the shares of Common Stock reported herein, all of which are owned of record by investment advisory clients of Weitz & Company.

 (8) As of December 31, 2000, according to a Schedule 13G dated February 10, 2001 filed with the SEC by J.P. Morgan Chase & Co. J.P. Morgan Chase & Co., a Delaware corporation and parent holding company, has sole voting power with respect to 2,085,815 shares of the Common Stock reported herein and sole dispositive power with respect to all of the Common Stock reported herein.

 (9) As of December 29, 2000, according to a Schedule 13G dated February 9, 2001 filed with the SEC by Capital Research and Management Company ("CRMC"). CRMC, a Delaware corporation and registered investment advisor, has sole dispositive power with respect to the Common Stock reported herein. SMALLCAP World Fund, Inc., a Maryland corporation and registered investment company ("SMALLCAP") which is advised by CRMC, has sole voting power with respect to 1,340,000 shares of the Common Stock reported herein. CRMC and SMALLCAP disclaim beneficial ownership of the shares reported herein.

     Includes 400,000 shares of preferred securities of AMCV Capital Trust I, a Delaware business trust. These preferred securities will be redeemed on February 15, 2015, or upon early redemption by the Company. CRMC may elect to convert these preferred securities into shares of the Company's Common Stock at any time until the day before redemption. Each preferred security will be converted into 1.6207 shares of the Company's Common Stock, which is equal to a conversion price of $30.85 per share of Common Stock.

(10) As of December 31, 2000, according to a Schedule 13G dated January 30, 2001 filed with the SEC by Kern Capital Management LLC ("Kern Capital"). Kern Capital , a Delaware limited liability company and registered investment advisor, and its principals and controlling members, Robert E. Kern Jr. and David G. Kern, have sole voting power with respect to 1,432,150 shares of the Common Stock reported herein and sole dispositive power with respect to all of the Common Stock reported herein. Messrs. Robert Kern and David Kern disclaim beneficial ownership of the shares reported herein.

(11) As of December 31, 2000, according to a Schedule 13G dated February 8, 2001 filed with the SEC by Credit Suisse Asset Management, LLC. Credit Suisse Asset Management, LLC, a limited liability company and registered investment advisor, has sole voting and dispositive power with respect to the Common Stock reported herein.

                        SECURITY OWNERSHIP BY MANAGEMENT

     The following information is furnished as of April 29, 2001, with respect to the shares of the Company's Common Stock beneficially owned by each of the directors and executive officers named in the Summary Compensation Table and by all directors and executive officers as a group. Information concerning the directors and executive officers and their security holdings has been furnished by them to the Company. The amounts of the Company's Common Stock and stock options beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Unless otherwise indicated, each of the persons listed below has sole voting and dispositive power over the shares described below.

                                                               SHARES UPON EXERCISE
                                                                 OF STOCK OPTIONS
            NAME OF BENEFICIAL                  SHARES OF       AND CONVERSION OF
                   OWNER                       COMMON STOCK       STOCK UNITS(1)         TOTAL      PERCENT
            ------------------                 ------------    --------------------      -----      -------
Jordan B. Allen............................           257             288,000            288,257      1.4%
Todd D. Allen..............................           200              83,333             83,533        *
John R. Berry..............................            --               1,950(7)           1,950        *
Philip C. Calian...........................        16,891             683,846            700,737      3.2%
Bradbury Dyer, III.........................         8,103(2)            1,950(7)          10,053        *
Laurence S. Geller.........................            --               1,950(7)           1,950        *
Terence C. Golden..........................         2,370(3)            1,800(7)           4,170        *
Arthur A. Greenberg........................        70,000              48,945(4)         118,945        *
Jerry R. Jacob.............................        10,083              33,945(4)          44,028        *
Roderick K. McLeod.........................            --(5)          160,000            160,000        *
Emanuel L. Rouvelas........................        13,000(6)            4,800(7)          17,800        *
Mark Slezak................................     7,336,247(8)            4,800(7)       7,341,047     34.9%
Russell Varvel.............................        11,502              41,334             52,836        *
Jeffrey N. Watanabe........................         1,000(9)            4,800(7)           5,800        *
Samuel Zell................................     7,336,247(8)          128,300(4)       7,464,547     35.2%
All Directors and Executive Officers as a
  Group (20 persons).......................     7,538,563           1,595,419          9,133,982     40.3%

---------------
* Less than 1%.

(1) The number of shares of the Company's Common Stock indicated as beneficially owned is reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.

(2) Includes 5,000 shares of preferred securities of AMCV Capital Trust I, a Delaware business trust, acquired by Mr. Dyer on February 22, 2000. These preferred securities will be redeemed on February 15, 2015, or upon early redemption by the Company. Mr. Dyer may elect to convert these preferred securities into shares of the Company's Common Stock at any time until the day before redemption. Each preferred security will be converted into 1.6207 shares of the Company's Common Stock, which is equal to a conversion price of $30.85 per share of Common Stock.

(3) Jointly owned by Mr. Golden and his wife.

(4) Includes 8,300 stock units which convert to Common Stock (on a 1-for-1 basis) at the time determined at the date of grant. Holders of such stock units do not vote the shares.

(5) Does not include 72,122 reserved restricted shares since Mr. McLeod currently does not have the power to dispose of or vote these shares.

(6) Jointly owned by Mr. Rouvelas and his wife.

(7) Represents stock units which convert to Common Stock (on a 1-for-1 basis) at the time determined at the date of grant. Holders of such stock units do not vote the shares.

(8) Includes 3,641,873 shares beneficially owned by Holdings and 3,641,874 shares beneficially owned by Investments. For Mr. Zell, includes 52,500 shares beneficially owned by Samstock, L.L.C. For Mr. Slezak, includes 52,500 shares beneficially owned by Anda Partnership. Mr. Slezak disclaims beneficial ownership of these shares. See footnote (2) to Security Ownership of Certain Beneficial Owners for further information and disclaimer of ownership.

(9) Represents shares beneficially owned by Mr. Watanabe through a self-directed pension plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1999, persons and entities affiliated with Equity guaranteed an unsecured letter of credit facility for the Company with The Chase Manhattan Bank ("Chase") for up to $30,000,000. Under an agreement dated October 15, 1999, as consideration for issuance of the guarantee, the Company paid Equity a commitment fee of $500,000 in 1999 and agreed to pay Equity additional compensation contingent upon appreciation in the Company's Common Stock in the form of stock appreciation units. Equity's rights to receive this additional compensation vested, on a monthly basis, during the period that the guarantee remained outstanding. The Company replaced the guarantee in February 2000, at which time 286,668 of Equity's stock appreciation units had vested. The Company has the right to retire Equity's stock appreciation units by paying a per share price, which escalates each year, during the first three years after issuance. If the Company does not retire Equity's stock appreciation units during the first three years after issuance, Equity may exercise, during the fourth and fifth years after issuance, its right to receive payment based upon the market value of the Company's Common Stock at such time. A committee consisting of the Company's independent directors negotiated the arrangement with Equity on behalf of the Company. The committee received independent legal and financial advice. Based in part on the price of the Company's Common Stock, the board of directors, with Mr. Zell recusing himself, determined it was not in the Company's best interest to retire the stock appreciation units on or prior to October 15, 2000, when the cost to repurchase the stock appreciation units increased.

     Equity and its affiliates provided certain administrative support and advisory services for the Company, including, but not limited to, financial and tax advisory services, for which the Company has been charged by Equity. In 2000, the Company paid approximately $0.2 million for such services performed by Equity and its affiliates. As of December 31, 2000, the Company had also accrued $0.5 million in connection with the assistance of several Equity employees in recent debt and equity financing transactions undertaken by the Company. This amount was paid in the first quarter of 2001.

     The Company leases its principal executive offices in Chicago, Illinois from an affiliate of Equity. In 2000, the Company did not make any rental payments for base rent as its base rent obligations were abated under the terms of the lease.

     The Company paid approximately $1.0 million for legal services to Preston Gates Ellis LLP during 2000. Mr. Rouvelas is a partner of Preston Gates Ellis & Rouvelas Meeds LLP, which is the Washington, D.C. office of Preston Gates LLP. During 2000, the Company paid approximately $0.3 million for legal services to Watanabe, Ing & Kawashima ("WIK"). Mr. Watanabe is a partner of WIK. Also during 2000, the Company paid approximately $13,000 to Heidrick & Struggles ("H&S") for executive search services. Mr. Berry is a partner of H&S.

                            INDEPENDENT ACCOUNTANTS

     KPMG L.L.P. have been the principal auditors for the Company for the past year. Representatives of KPMG L.L.P. are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                STOCKHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING

     A proposal submitted by a stockholder for the 2002 Annual Meeting of the Company must be received by the Secretary of the Company at Two North Riverside Plaza, Suite 200, Chicago, Illinois 60606, by December 29, 2001 in order to be eligible to be included in the Company's proxy statement for that meeting and must comply with the rules of the SEC for inclusion in the Company's proxy statement and form of proxy. The Company is not obligated to include any shareholder proposal in its proxy materials for the Company's 2002 Annual Meeting if the proposal is received after the December 29, 2001 deadline.

     If a stockholder wishes to bring a proposal before the Company's Annual Meeting, but does not wish to include it in the Company's proxy materials, the proposal must be received no later than March 14, 2002 and must present a matter which is proper for a shareholder action under Delaware law, the Company's certificate of incorporation and by-laws and relate to a matter which could not be excluded from a proxy statement under any rules promulgated by the SEC. The proxies that the Company solicits for the 2002 Annual Meeting will be voted in the discretion of the persons holding the proxies on all stockholder proposals received after March 14, 2002.

                                   CONCLUSION

     The Company knows of no other business which will be presented at the Annual Meeting. However, if other matters properly come before the meeting, it is the intention of the Proxy Agents to vote upon such matters in accordance with their good judgment in such matters.
                                          By Order of the Board of Directors

                                          /s/ Jordan B. Allen
                                          Jordan B. Allen
                                          Executive Vice President, General
                                          Counsel
                                          and Secretary
April 30, 2001
Chicago, Illinois

                                                                      APPENDIX A

                          AMENDED AND RESTATED CHARTER
                                     OF THE
                                AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                          AMERICAN CLASSIC VOYAGES CO.

I. PURPOSE

     The Audit Committee (the "Committee") of the Board of Directors (the "Board") of American Classic Voyages Co. (the "Corporation") is established in accordance with Article III, Section 11 of the Corporation's Third Amended and Restated By-Laws (the "By-Laws"). The Committee's primary duties and responsibilities are to:

     - monitor the Corporation's financial reporting process and systems of internal controls regarding finance, accounting, and legal and regulatory compliance

     - monitor the independence and performance of the Corporation's independent auditors.

     - provide an open avenue of communication among the independent auditors, financial and senior management and the Board.

     The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

     Committee members shall meet the requirements of the National Association of Securities Dealers, Inc. ("NASD") and The Nasdaq Stock Market, Inc. ("Nasdaq") (combined, referred to as the "Exchange"). The Committee shall be made up of three or more directors as determined by the Board, all of whom shall be independent non-executive directors, as described in Section V, free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise

     The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet at least three times per year, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Committee shall:

     Documents/Reports Review

     1. Review and reassess the adequacy of this Charter periodically, at least annually, as conditions dictate, and update as necessary. Submit the Charter to the Board for approval and have the document published at least every three years in accordance with the regulations of the Securities and Exchange Commission ("SEC").

     2. Review, prior to filing or distribution and prior to the release of earnings, the organization's annual audited financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent auditors. Such a review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgements.

     3. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to their filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The chairman of the Committee may represent the entire Committee for purposes of this review.

     4. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal audit department together with management's responses.

     Independent Auditors

     1. The independent auditors are ultimately accountable to the Committee and the Board, as representatives of the shareholders of the Corporation. The Committee shall recommend to the Board the selection of the independent auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors.

     2. The Committee is to require the independent auditors to submit to the Committee at least annually a formal written statement delineating all relationships between the independent auditors and the Corporation. On an annual basis, the Committee should review and discuss with the auditors all significant relationships the auditors have with the Corporation that could impair the auditors' independence. The Committee shall recommend to the Board any action to take to ensure the independence of the auditors.

     3. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

     4. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

     5. Review the independent auditors' audit plan. Discuss the scope, staffing, locations, reliance upon management, and general audit approach.

     6. Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

     7. Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     Financial Reporting Processes

     1. In consultation with the independent auditors and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

     2. Consider and approve, if appropriate, significant changes to the Corporation's accounting principles and practices as suggested by the independent auditors or management.

     Process Review

     1. Establish regular and separate systems of reporting to the Committee by management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     2. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including restrictions on the scope of work or access to required information.

     3. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

     4. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to the implementation of changes or improvements, as decided by the Committee.

     Ethical and Legal Compliance

     1. Review periodically a code of ethical conduct and ensure that management has established a system to enforce such code.

     2. Periodically review management's monitoring of the Corporation's compliance with the organization's ethical code and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

     3. Periodically review, with the organization's counsel, legal compliance matters including corporate securities trade policies.

     4. Periodically review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies

     Other

     1. Annually, prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

     2. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

     3. Perform any other activities consistent with this Charter, the By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

V. INDEPENDENCE OF DIRECTORS

     For the purposes of this Charter, the following set forth the conditions for independence of directors:

     - A director who is an employee (including non-employee executive officers) of the Corporation, its subsidiaries, or any of its affiliates may not serve on the Committee until three years following termination of employment. "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

     - A director who is a partner, controlling shareholder, or executive officer of a for profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years is not considered to be independent. "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting, and other relationships. A director can have this relationship directly with the company, or the director can be a partner, officer, or employee of an organization that has such a relationship.

     - A director who accepts any compensation from the Corporation, or any of its affiliates, in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation.

     - A director who has, or within the preceding three years has had, a direct business relationship with the Corporation may serve on the Committee only if the Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment.

     - A director who is employed as an executive of another corporation where any of the Corporation's executives serves on that corporation's compensation committee may not serve on the Committee.

     - A director who is an immediate family member of an individual who is, or who was during the preceding three years was, an executive officer of the Corporation or any of its affiliates may not serve on the Committee. "Immediate family" includes a person's spouse, parent, children, siblings, in-laws and anyone (other than employees) who shares such person's home.

                                                                      AMCV-PS-01

                                  DETACH HERE

                                     PROXY

                         AMERICAN CLASSIC VOYAGES CO.

               TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 27, 2001

The undersigned hereby appoints SAMUEL ZELL and PHILIP C. CALIAN ("Proxy Agents"), or either of them, with individual power of substitution, proxies to vote all shares of Common Stock of American Classic Voyages Co. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held in Chicago, Illinois, on June 27, 2001 and any adjournment thereof regarding the following:

     1. The election of directors of the group of eleven nominees proposed by the Board of Directors listed below:
        (01) John R. Berry, (02) Philip C. Calian, (03) Bradbury Dyer, III, (04) Laurence S. Geller, (05) Terence C. Golden, (06) Arthur A. Greenberg,
        (07) Jerry R. Jacob, (08) Emanuel L. Rouvelas, (09) Mark Slezak, (10) Jeffrey N. Watanabe and (11) Samuel Zell.

     2. In their discretion, the Proxy Agents are authorized to vote on such other matters as may properly come before the meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY AGENTS CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD


 -----------                                                        -----------
|SEE REVERSE|      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      |SEE REVERSE|
|   SIDE    |                                                      |   SIDE    |
 -----------                                                        -----------

                                  DETACH HERE


    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE



    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTOR NOMINEES PROPOSED BY THE BOARD OF DIRECTORS AND LISTED ON THE OTHER SIDE.

    1. Election of Directors.               2. In their discretion, the Proxy
       NOMINEES: (see reverse)                 Agents are authorized to vote
                                               upon such other matters as may
                 FOR     WITHHELD              properly come before the meeting.
                 [ ]        [ ]

    [ ] ______________________________________
        For all nominees except as noted above


                                            MARK HERE FOR ADDRESS CHANGE AND
                                            NOTE AT LEFT                     [ ]


                                            Note: Please sign as name appears
                                            hereon. Joint owners should each
                                            sign. When signing as attorney,
                                            executor, administrator, trustee or
                                            guardian, please give full title as
                                            such.

Signature:____________________________________